July 31, 2019

Supplement

SUPPLEMENT DATED JULY 31, 2019 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF
Morgan Stanley Insight Fund, dated March 29, 2019 and July 2, 2019

The table in the section of each Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Commcise Software Limited	Monthly basis	Approximately three business days
ITG Inc.	Monthly basis	Approximately three business days
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Toppan Merrill	Semi-Annual basis	Approximately 15 business days after month end
Fund Rating Agencies
Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
FX Transparency LLC	Quarterly basis	Approximately three-four weeks after quarter end

1  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

Please retain this supplement for future reference.